YieldMax Short TSLA Option Income Strategy ETF
Schedule of Investments
July 31, 2025 (Unaudited)

U.S. TREASURY SECURITIES - 50.4%		Par	Value
United States Treasury Note/Bond
4.25%, 10/15/2025 (a)		$7,827,000	$7,826,118
3.88%, 01/15/2026 (a)		9,839,000	9,821,878
TOTAL U.S. TREASURY SECURITIES (Cost $17,653,821)			17,647,996

PURCHASED OPTIONS - 8.4%(b)	Notional Amount	Contracts
Call Options - 0.2%			$–
Tesla, Inc., Expiration: 09/19/2025; Exercise Price: $475.00 (c)(d)(e)	$32,769,101	1,063	68,032

Put Options - 8.2%			$–
Tesla, Inc. (c)(d)(e)		–	$–
Expiration: 08/01/2025; Exercise Price: $285.00	27,836,781	903	6,772
Expiration: 08/08/2025; Exercise Price: $280.00	4,932,320	160	18,160
Expiration: 09/19/2025; Exercise Price: $320.00	32,769,101	1,063	2,846,183
Total Put Options			2,871,115
TOTAL PURCHASED OPTIONS (Cost $3,553,222)			2,939,147

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 42.5%		Par
4.21%, 08/14/2025 (a)(f)		$4,819,000	4,811,587
4.18%, 11/06/2025 (a)(f)		3,007,000	2,972,950
4.05%, 02/19/2026 (a)(f)		3,383,000	3,305,741
4.07%, 07/09/2026 (a)(f)		3,954,000	3,805,771
TOTAL U.S. TREASURY BILLS (Cost $14,900,825)			14,896,049

MONEY MARKET FUNDS - 2.9%		Shares
First American Government Obligations Fund - Class X, 4.23%(g)		1,020,253	1,020,253
TOTAL MONEY MARKET FUNDS (Cost $1,020,253)			1,020,253

TOTAL INVESTMENTS - 104.2% (Cost $37,128,121)			36,503,445
Liabilities in Excess of Other Assets - (4.2)%			(1,484,009)
TOTAL NET ASSETS - 100.0%			$35,019,436
two			–%
Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.			–%

(a)	All or a portion of this security has been pledged to the broker in connection with written options as of July 31, 2025.
(b)	Non-income producing security.
(c)	Exchange-traded.
(d)	100 shares per contract.
(e)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(f)	The rate shown is the annualized effective yield as of July 31, 2025.
(g)	The rate shown represents the 7-day annualized effective yield as of July 31, 2025.

YieldMax Short TSLA Option Income Strategy ETF
Schedule of Written Options
July 31, 2025 (Unaudited)

WRITTEN OPTIONS - (6.0)%	Notional Amount	Contracts	Value
Call Options - (5.1)%
Tesla, Inc., Expiration: 09/19/2025; Exercise Price: $320.02 (a)(b)(c)	$(32,769,101)	(1,063)	$(1,800,819)

Put Options - (0.9)%
Tesla, Inc. (a)(b)		–	$–
Expiration: 08/01/2025; Exercise Price: $305.00	(27,836,781)	(903)	(189,179)
Expiration: 08/08/2025; Exercise Price: $305.00	(4,932,320)	(160)	(107,600)
Total Put Options			(296,779)
TOTAL WRITTEN OPTIONS (Premiums received $3,357,494)			$(2,097,598)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	FLexible EXchange® Options.

Summary of Fair Value Disclosure as of July 31, 2025 (Unaudited)

YieldMax Short TSLA Option Income Strategy ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Securities	$–	$17,647,996	$–	$17,647,996
Purchased Options	–	2,939,147	–	2,939,147
U.S. Treasury Bills	–	14,896,049	–	14,896,049
Money Market Funds	1,020,253	–	–	1,020,253
Total Investments	$1,020,253	$35,483,192	$–	$36,503,445

Liabilities:
Investments:
Written Options	$–	$(2,097,598)	$–	$(2,097,598)
Total Investments	$–	$(2,097,598)	$–	$(2,097,598)